MERRILL LYNCH ARKANSAS MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                             ___________________


     Supplement dated December 9, 1996 to the Prospectus dated October 29,
1996.

     Robert Sneeden is the Portfolio Manager of the Fund.
Mr. Sneeden has been an Assistant Vice President of Merrill Lynch Asset Management, L.P. since June 1994. Prior to that he was a Vice President with Lehman Brothers Inc. from 1990 to 1994.


Code #18321-1096ALL